Exhibit 99.1

GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES

Certification of Periodic Report

I, Thomas S. Johnson, Chairman and Chief Executive Officer of GreenPoint Financial Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                                  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 9, 2002

/s/ Thomas S. Johnson
Thomas S. Johnson
Chairman and Chief Executive Officer
GreenPoint Financial Corp.